UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

 CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2016

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard
Duluth, Georgia 30096
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

NCR Corporation (“NCR” or the “Company”) is furnishing this Form 8-K/A to make certain changes to the fourth quarter (quarter to date only) 2015 GAAP and non-GAAP earnings per share results that were included in its fourth quarter 2015 earnings press release and supplementary earnings conference call materials, which were furnished as exhibits 99.1 and 99.2, respectively, to its Current Report on Form 8-K dated February 9, 2016 (the “February 9 Form 8-K”).

These changes do not affect any of the Company's full year 2015 GAAP or non-GAAP results or any other fourth quarter GAAP or non-GAAP results.

The fourth quarter non-GAAP Diluted Earnings Per Share should have been $0.90, rather than $0.92, and GAAP Basic Earnings Per Share from Continuing Operations (attributable to NCR) should have been $0.27, rather than $0.28.

These changes result from an update to the fourth quarter weighted average share counts used in the GAAP Basic Earnings Per Share and Diluted Earnings Per Share calculations, which should have been 162.1 million and 164.6 million, respectively, and the fourth quarter weighted average share count used in the non-GAAP Diluted Earnings Per Share calculation, which should have been 174.7 million.

This Form 8-K/A is not intended to, nor does it, reflect events occurring after the filing of the February 9 Form 8-K, and NCR's fourth quarter 2015 earnings press release and supplementary earnings conference call presentation materials that were included with the February 9 Form 8-K are not being modified or updated in any way other than as necessary to reflect the change regarding fourth quarter GAAP Basic Earnings Per Share from Continuing Operations (attributable to NCR) and fourth quarter non-GAAP Diluted Earnings Per Share described above.

Item 2.02.     Results of Operations and Financial Condition.

A copy of the Company's fourth quarter 2015 earnings press release, as revised to reflect the changes to its fourth quarter GAAP Basic Earnings Per Share from Continuing Operations (attributable to NCR) and fourth quarter non-GAAP Diluted Earnings Per Share results described in the Explanatory Note above, is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7.01.     Regulation FD Disclosure.

A copy of the Company's fourth quarter 2015 supplementary earnings conference call materials, as revised to reflect the changes to its fourth quarter GAAP Basic Earnings Per Share from Continuing Operations (attributable to NCR) and fourth quarter non-GAAP Diluted Earnings Per Share results described in the Explanatory Note above, is attached hereto as Exhibit 99.2 and hereby incorporated by reference.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
99.1	Revised Fourth Quarter 2015 Earnings Press Release
99.2	Revised Fourth Quarter 2015 Supplementary Earnings Conference Call Materials

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Robert Fishman
Robert Fishman
Senior Vice President and Chief Financial Officer
Date: February 10, 2016

Index to Exhibits
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.            Description
99.1                Revised Fourth Quarter 2015 Earnings Press Release

99.2	Revised Fourth Quarter 2015 Supplementary Earnings Conference Call Materials